Exhibit 10.14

Repayment of Principal and Interest

The following are the payment amounts and methods for interest on November 8, 2024:

Interest Payment Date: November 8, 2024

Total Interest: HKD 5,447,825.98

Principal Repayment: HKD 3,300,000.00

Total Repayment Amount: HKD 8,747,825.98

Below are the Hong Kong Dollar account details:

Funder: Meritz Securities Co., Ltd. Repayment

Amount: HKD 5,434,255.53

Bank Account: [REDACTED]

Correspondent Bank: Korean Exchange Bank

Correspondent Bank Swift: [REDACTED]

Beneficiary: Meritz Securities Co., Ltd.

Beneficiary Bank Address: 181, 2-KA, ULCHI-RO, CHUNGKU, Seoul, Korea

Beneficiary Bank Account Number: [REDACTED]

Quoting Reference: [REDACTED]

Funder: Meritz Capital Co., Ltd. Repayment

Amount: HKD 3,313,570.45

Bank Account: [REDACTED]

Correspondent Bank: Woori Bank

Correspondent Bank Swift: [REDACTED]

Beneficiary: Meritz Capital Co., Ltd.

Beneficiary Bank Address: 11, Gukjegeumyung-ro 8 Gil, Yeongdeungpo-Gu, Seoul, Korea

Beneficiary Bank Account Number: [REDACTED]

Quoting Reference: [REDACTED]

Extension Commitment Fee

The following are the payment amounts and methods for the extension commitment fee on November 8, 2024:

Below are the Hong Kong Dollar account details:

Funder: Meritz Securities Co., Ltd.

Extension Commitment Fee: HKD 1,168,500 Bank

Account: [REDACTED]

Correspondent Bank: Korean Exchange Bank

Correspondent Bank Swift: [REDACTED]

Beneficiary: Meritz Securities Co., Ltd.

Beneficiary Bank Address: 181, 2-KA, ULCHI-RO, CHUNGKU, Seoul, Korea

Beneficiary Bank Account Number: [REDACTED]

Quoting Reference: [REDACTED]

Funder: Meritz Capital Co., Ltd.

Extension Commitment Fee: HKD 712,500 Bank

Account: [REDACTED]

Correspondent Bank: Woori Bank

Correspondent Bank Swift: [REDACTED]

Beneficiary: Meritz Capital Co., Ltd.

Beneficiary Bank Address: 11, Gukjegeumyung-ro 8 Gil, Yeongdeungpo-Gu, Seoul, Korea

Beneficiary Bank Account Number: [REDACTED]

Quoting Reference: [REDACTED]

Arrangement Fee and Process Agent

The following are the payment amounts and methods for the arrangement fee and process agent on November 8, 2024:

We are pleased to report that your company's loan with a Korean lender has been approved for a term of 3 years. The specific terms of the loan are provided in a separate letter. For this renewal arrangement, our company will charge a fee of HKD 3,300,000. Please make the payment to the following bank account before November 8, 2024.

Below are the Hong Kong Dollar account details:

Arranger: StormHarbour Securities (HK) Limited

Amount: HKD 3,300,000 Bank Account: [REDACTED]

Bank: The Hongkong and Shanghai Banking Corporation Limited

Bank Address: 1 Queen's Road Central, Hong Kong

Bank Code: [REDACTED]

SWIFT Code: [REDACTED]

Account Name: StormHarbour Securities (Hong Kong) Limited

Beneficiary Bank Account Number: [REDACTED]

Quoting Reference: [REDACTED]

Process Agent: Profit Gain Business Consultancy Limited

Amount: HKD 369,600 Bank Account: [REDACTED]

Bank: Dah Sing Bank

Bank Address: Ocean Walk Branch: Shop 93-95, Ocean Walk, 168-236 Wu Chui Road, Tuen

Mun, New Territories

Bank Code: [REDACTED]

Branch Code: [REDACTED]

SWIFT Code: [REDACTED]

Account Name: Profit Gain Business Consultancy Limited

Beneficiary Bank Account Number: [REDACTED]

Quoting Reference: [REDACTED]

Please sign below to confirm this arrangement.

Agreed and Accepted the above terms

/s/ Zhang Haibin
Director: Zhang Haibin
Molto Fortune Limited
October 25, 2024